UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

Financial Institutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	0-26481	16-0816610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Liberty Street Warsaw, New York		14569
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (585) 786-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FISI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2019, the Board of Directors (the “Board”) of Financial Institutions, Inc. (the “Company”) approved the amendment and restatement of the Company’s bylaws (the “Bylaws”), effective as of June 19, 2019. The amendments to the Bylaws include (1) enhancements of the governance structure of the Board by establishing a Vice Chair position to have the authority and perform the duties of the Chair, in the absence of the Chair, (2) increasing the Board’s flexibility in determining the role of the executive committee, (3) modernization of the Bylaws, and (4) ministerial and administrative updates.

The foregoing description of various amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on June 19, 2019, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 19, 2019.  At the Annual Meeting, the holders of the Company’s common stock entitled to vote at the meeting: (1) elected Martin K. Birmingham, Samuel M. Gullo and Kim E. VanGelder to serve as directors until the Company’s 2022 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified (“Proposal 1”); (2) approved the non-binding, advisory vote on compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2018, as described in the “Compensation Discussion and Analysis,” executive compensation tables and enclosed narrative disclosures in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2019 (“Proposal 2”); and, (3) ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (“Proposal 3”).

The certified voting results were as follows:

Proposal 1 – Election of Directors

Martin K. Birmingham

FOR: 11,988,737

WITHHELD: 480,206

BROKER NON-VOTES: 1,887,919

Samuel M. Gullo

FOR: 11,839,171

WITHHELD: 629,772

BROKER NON-VOTES: 1,887,919

Kim E. VanGelder

FOR: 12,061,064

WITHHELD: 407,879

BROKER NON-VOTES: 1,887,919

Proposal 2 – Advisory Vote on Executive Compensation

FOR: 11,038,097

AGAINST: 984,592

ABSTAIN: 446,254

BROKER NON-VOTES: 1,887,919

Proposal 3 – Ratification of Independent Registered Public Accounting Firm

FOR: 14,093,145

AGAINST: 15,582

ABSTAIN: 248,135

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description	Location
3.1	Amended and Restated Bylaws of Financial Institutions, Inc., as adopted on June 19, 2019	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Financial Institutions, Inc.

Date: June 25, 2019	By:	/s/ William L. Kreienberg
Executive Vice President, Chief Banking and Revenue
Officer and General Counsel